UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                   FORM 8-K/A


                                 CURRENT REPORT

     Pursuant to Section 13 of 15 (d) of the Securities Exchange Act of 1934



       Date of Report (Date of earliest event reported): November 28, 2000
                                                        -------------------

                            N-Vision Technology, Inc.
             ------------------------------------------------------
             (Exact name of Registrant as Specified in its Charter)


       Delaware                    0-18656                   75-2268672
------------------------   ----------------------    ---------------------------
(State of Incorporation)  (Commission File Number)  (IRS Employer Identification
                                                     No.)


                 11931 Wickchester, Suite 201, Houston, TX 77043
                 -----------------------------------------------
                    (Address of principal executive offices)


Registrant's telephone number, including area code: 281-556-1375


                             Ponder Industries, Inc.
                 5005 Riverway Dr., Suite 550, Houston, TX 77056
           -----------------------------------------------------------
          (Former name or former address, if changed since last report)

This amended Form 8-K relates to the transaction on December 19, 2000 pursuant to which N-Vision Technology, Inc. ("N-Vision") merged with and into Ponder Industries, Inc. ("Ponder"). As permitted, the original Form 8-K omitted certain financial statements of N-Vision required by Form 8-K. This amendment is filed to provide the financial statements of N-Vision.

Item 7. Financial Statements and Exhibits

(a)      Financial Statements of Business Acquired

                  N-Vision Technology, Inc.

                  Independent Auditors Report.............................   F-1
                  Consolidated Balance Sheet as of December 31, 2000......   F-2
                  Consolidated Statement of Income for the Year Ended
                     December 31, 2000 and for the Period from Inception
                     to December 31, 1999.................................   F-4
                  Consolidated Statement of Cash Flows for the Year
                     Ended December 31, 2000 and for the Period from
                     Inception to December 31, 1999.......................   F-5
                  Consolidated Statement of Changes in Stockholders
                     Equity for the period from Inception to December
                     31, 2000.............................................   F-7
                  Notes to Financial Statements...........................   F-8

(b)      Pro Forma Financial Information

                  The merger of N-Vision into Ponder will be accounted for using the purchase method of accounting. N-Vision will be deemed the acquiror for accounting and financial reporting purposes. Because pro forma financial statements giving effect to the merger on a historical basis would be substantially identical to the financial statements of N-Vision, no pro forma financial statements are included herewith.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

                                            N-VISION TECHNOLOGY, INC.


Dated: March 12, 2001                       By: /s/ Joseph T. Kaminski
                                               ---------------------------------
                                               Joseph T. Kaminski
                                               Chief Executive Officer

                          INDEPENDENT AUDITORS' REPORT



To the Board of Directors
N-Vision Technologies, Inc.
Houston, Texas


We  have  audited  the  accompanying  consolidated  balance  sheet  of  N-Vision
Technologies, Inc. as of December 31, 2000, and the related consolidated statements of operations, shareholders' equity, and cash flows for the year ended December 31, 2000, and from inception (May 15, 1999) to December 31, 1999. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, such financial statements referred to in the first paragraph present fairly, in all material respects, the financial position of the Company, as of December 31, 2000 and the results of its operations and its cash flows for the year ended December 31, 2000, and from inception (May 15, 1999) to December 31, 1999, in conformity with generally accepted accounting principles.

The accompanying financial statements have been prepared assuming that the Company will continue as a going concern. The Company has suffered recurring losses from operations and has a net working capital deficiency, which raises substantial doubt about its ability to continue as a going concern. Management's plans regarding those matters are described in Note 2. The financial statements do not include any adjustments that might result from the outcome of these uncertainties.



                                                     THOMAS LEGER & CO., L.L.P.


Houston, Texas
March 7, 2001

                    N-VISION TECHNOLOGY, INC. & SUBSIDIARIES
                           CONSOLIDATED BALANCE SHEET
                                December 31, 2000


                                     ASSETS

CURRENT ASSETS
         Cash                                                  $      34,825
         Accounts receivable - Net of
           allowance for doubtful accounts of $20,847              1,009,131
         Other receivables                                             9,562
         Prepaid expenses                                             53,642
                                                               -------------

         Total Current Assets                                      1,107,161
                                                               -------------

PROPERTY AND EQUIPMENT - At cost
         Equipment                                                 2,029,668
         Furniture and fixtures                                      213,556
         Autos and trucks                                            486,469
         Other                                                        12,966
                                                               -------------
                                                                   2,742,659
         Accumulated depreciation                                 (1,333,852)
                                                               -------------

         Net Property and Equipment                                1,408,807
                                                               -------------

OTHER ASSETS
         Cost in excess of assets acquired - Net of
         amortization of $138,994                                    639,322
         Deposits                                                     64,620
                                                              --------------

         Total Other Assets                                          703,942
                                                              --------------

TOTAL ASSETS                                                     $ 3,219,909
                                                              ==============

 The accompanying footnotes are an integral part of these financial statements

                    N-VISION TECHNOLOGY, INC. & SUBSIDIARIES
                           CONSOLIDATED BALANCE SHEET
                                December 31, 2000


                      LIABILITIES AND SHAREHOLDERS' EQUITY

CURRENT LIABILITIES
         Accounts payable                                          $ 1,346,934
         Payroll taxes payable                                         246,952
         Accrued expenses                                              457,082
         Sales tax obligation                                          217,540
         Notes Payable Bank
             Equipment                                                 625,000
         Term loan                                                     302,342
         Other notes payable                                           268,238
                                                                  -------------
         Current portion of long-term debt                              27,000
                                                                  -------------

         Total Current Liabilities                                   3,491,087

LONG TERM DEBT
         Debentures Payable                                            550,000
         Automobile installment notes - net of current portion          18,834
                                                                  -------------

         Total Liabilities                                           4,059,921
                                                                  ------------

SHAREHOLDER'S EQUITY
         Common stock, $.01 par value, 50,000,000
         Shares authorized, 10,906,467 issued
         and outstanding                                               109,065
         Paid-In-capital                                             1,842,743
         Retained earnings                                          (2,791,819)
                                                                  -------------

         Total Shareholder's Equity                                   (840,011)
                                                                  -------------

TOTAL LIABILITIES AND SHAREHOLDERS' EQUITY                         $ 3,219,909
                                                                  =============
 The accompanying footnotes are an integral part of these financial statements

                    N-VISION TECHNOLOGY, INC. & SUBSIDIARIES
                      CONSOLIDATED STATEMENT OF OPERATIONS
                      FOR THE YEAR ENDED DECEMBER 31, 2000
        AND THE PERIOD FROM INCEPTION (MAY 15, 1999) TO DECEMBER 31, 1999

                                                                  From Inception
                                                                  (May 15, 1999)
                                                 For the Year          To
                                                    Ended          December 31,
                                                    2000              1999
                                                 -------------     ------------
SALES                                           $   3,253,091     $   464,012
                                                 -------------     ------------
COST OF SALES                                       2,804,491         490,892
                                                 -------------     ------------
Gross Profit (Loss)                                   448,600         (26,881)
                                                 -------------     ------------
OPERATING EXPENSES
General and administrative                            738,962         256,335
Salaries                                              700,460         195,219
Depreciation and Amortization                         518,758         167,455
Interest expense                                      351,637          62,057
Legal and accounting                                  131,828          90,828
                                                 -------------     ------------
Total Operating Expenses                            2,441,645         771,894
                                                 -------------     ------------
Loss Before Income Tax                             (1,993,045)       (798,774)
FEDERAL INCOME TAXES                                        -               -
                                                 -------------     ------------
NET LOSS                                        $  (1,993,045)    $  (798,774)
                                                 =============     ============
NET LOSS PER SHARE                              $       (0.22)    $     (0.19)
                                                 =============     ============
WEIGHTED AVERAGE SHARES OUTSTANDING                 8,946,514       4,229,086
                                                 =============     ============

 The accompanying footnotes are an integral part of these financial statements

                   N-VISION TECHNOLOGY, INC. AND SUBSIDIARIES
            CONSOLIDATED STATEMENT OF CHANGES IN SHAREHOLDERS' EQUITY

                                                                              Additional                       Total
                                                      Common Stock            Paid - In       Retained    Stockholders'
                                                  -----------------------
                                                  Shares          Amount       Capital        Deficit        Equity
                                                  -------         -------      ---------      ---------   -------------
Original issue to founders - May 18, 1999
For services and other consideration              5,000,000      $ 50,000            $ -            $ -       $ 50,000
Stock issued at $.01 per share for -
Southern 3D Exploration, Inc.                     1,000,000        10,000              -              -         10,000
Goods and services                                  132,215         1,322              -              -          1,322
Common stock sold for cash                          460,330         4,603         60,397              -         65,000
Consolidated loss from operations for the year            -             -              -       (798,774)      (798,774)
                                                 ----------       -------        -------       ---------      ---------
Balance at December 31, 1999                     6,592,545        65,925         60,397        (798,774)      (672,452)
                                                 ----------       -------        -------       ---------      ---------
Shares issued at $.01 per share for -
Officers and directors compensation                 502,200         5,022              -              -          5,022
Investment units sold for cash                      150,000         1,500              -              -          1,500
Investment units exchanged for Company debt         125,000         1,250              -              -          1,250
Goods and services                                  450,000         4,500              -              -          4,500
Loan renewals                                       100,000         1,000              -              -          1,000
Special share distribution                          818,826         8,188              -              -          8,188
Stock issued in lieu of bonus payment                76,273           763         37,369              -         38,132
Stock issued in lieu of interest                     77,000           770         37,730              -         38,500
Common stock sold for cash                          270,000         2,700         67,300              -         70,000
Restructuring arrangement                         1,744,624        17,447      1,639,947              -      1,657,394
Consolidated loss from operations for the year                          -              -     (1,993,045)    (1,993,045)
                                                -----------    ----------   ------------   -------------    -----------
Balance at December 31, 1999                     10,906,468     $ 109,065    $ 1,842,743   $ (2,791,819)    $ (840,011)
                                                ===========    ==========   ============   =============    ===========


 The accompanying footnotes are an integral part of these financial statements

                   N-VISION TECHNOLOGY, INC. AND SUBSIDIARIES
                      CONSOLIDATED STATEMENT OF CASH FLOWS
                      FOR THE YEAR ENDED DECEMBER 31, 2000
        AND THE PERIOD FROM INCEPTION (MAY 15, 1999) TO DECEMBER 31, 1999

                                                                                    From Inception
                                                                                   (May 15, 1999)
                                                                   For the Year           To
                                                                      Ended          December 31,
                                                                      2000               1999
                                                                   ------------    ----------------

Cash Flows From Operating Activities
Net (Loss)                                                       $ (1,993,045)      $  (798,774)
                                                                  -------------      --------------
Adjustments to reconcile Net Income (Loss) to net cash provided by operations
Depreciation and amortization                                         518,758           176,597
Changes in current assets and liabilities
Accounts receivable                                                  (892,443)           11,378
Other assets                                                           (6,513)          136,218
Accounts payable and accrued liabilities                            2,013,481           302,389
                                                                  -------------       -------------
Total adjustments                                                   1,633,283           626,582
                                                                  -------------       -------------
Net Cash (Used In) Operating Activities                              (359,762)         (172,192)
                                                                  -------------       -------------
Cash Flows From Investing Activities
Net book value of property sold or disposed                             6,866                 -
Additions to property and equipment                                         -            (3,236)
Southern 3D Exploration, Inc. Acquisition                                   -            61,656
                                                                  -------------       -------------

Net Cash Provided By (Used In) Investing Activities                     6,866            58,420
                                                                  -------------       -------------
Cash Flows From Financing Activities
Repayment of short and long-term debt                                (189,528)          (51,228)
Long-term borrowing                                                   243,187           100,000
Net proceeds from sale of debentures                                  264,062                 -
Proceeds from issuance of common stock                                 70,000            65,000
                                                                  -------------       -------------
Net Cash Provided By  Financing Activities                            387,721           113,772
                                                                  -------------       -------------
Net Increase (Decrease) In Cash During The Period                      34,825                 -
Cash Beginning of Period                                                    -                 -
                                                                  -------------       -------------
Cash End of Period                                                   $ 34,825         $       -
                                                                  =============       =============

 The accompanying footnotes are an integral part of these financial statements

                           N-VISION TECHNOLOGIES, INC
                      SUPPLEMENTAL STATEMENT OF CASH FLOWS
                      FOR THE YEAR ENDED DECEMBER 31, 2000
        AND THE PERIOD FROM INCEPTION (MAY 15, 1999) TO DECEMBER 31, 1999

                                                                            From Inception
                                                                            (May 15, 1999)
                                                            For the Year          To
                                                                Ended        December 31,
                                                                2000             1999
                                                            -------------  ----------------

Supplemental Cash Flow Information
Interest paid during the year                                $ 442,800         $ 27,400
Income taxes paid during the year                               18,800                -
Noncash Investing and Financing Transactions
Common Stock exchanged for restructured bank debt            1,390,600                -
Notes payable issued for zero balance checking arrangement     302,300                -
Common Stock issued in lieu of interest payments               305,300                -
Convertible debentures exchanged for current obligations       250,000                -
Common Stock issued as compensation                             43,300                -
Operating equipment for shareholder debt                             -           44,500
Common Stock issued for services                                27,300            1,332
Common Stock issued in connection with acquisitions                  -          168,220

 The accompanying footnotes are an integral part of these financial statements

                            N-VISION TECHNOLOGY, INC.
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                           DECEMBER 31, 2000 AND 1999

MERGER WITH PONDER INDUSTRIES, INC.

On December 19, 2000 N-Vision Technology, Inc. (a Nevada corporation) merged with Ponder, Industries, Inc., (Ponder) a Delaware Corporation with publicly owned Common Stock traded in the "over-the-counter" marketplace. The merged company, which changed its name to N-Vision Technology, Inc. (here-in after N-Vision or the Company), retained its Delaware charter and the Nevada corporation was dissolved.

Ponder was under the jurisdiction of a federal bankruptcy court in a Chapter 11 proceeding and had no recent operating activities except for the proceeding. Ponder's approved Plan of Reorganization included the merger with N-Vision, the establishment of a Liquidating Trust that received all of Ponder's pre-acquisition tangible and intangible assets and assumed the responsibility for all of its asserted liabilities and dismissed all unasserted claims and contingent liabilities. For accounting purposes, the transaction was treated as an acquisition of Ponder, by N-Vision whose shareholders owned approximately 80% of the surviving corporation.

Under  the  terms  of  the  Plan  of  Merger  and  Reorganization,   the  Ponder
shareholders and bankruptcy claimants received the following shares of the merged companies:


   Class of Claimant                                           Shares Issued
                                                              ----------------
   Existing shareholders -
     After giving effect to a 1 for 20 reverse stock split         476,127

   Various non-priority
     Creditors                                                   1,428,381


In addition, the Company reserved but did not issue 750,000 shares of Common Stock for a potential distribution to the Priority Claimants, as defined in the bankruptcy plan, in the event that the resources of the Liquidating Trust are insufficient to compensate that class of creditors.

The following summarized information is provided on a pro forma basis to present the results of operations for December 31, 2000 and 1999 as if the merger had been effected on January 1, 1999.

                                          Pro Forma Results of Operations
                                         ----------------------------------
                                                    2000              1999
                                                   ------            ------
          Revenue                              $  3,253,091     $     464,012
          Net income (loss                     $ (1,993,045)    $    (798,774)
          Earnings (loss) per share            $      ( .22)    $       ( .19)
          Average shares outstanding


NOTE 1 -- NATURE OF BUSINESS AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Nature and History of Business
------------------------------
The consolidated financial statements include N-Vision Technology, Inc., a Nevada Corporation (Company) and its wholly owned subsidiaries, Southern 3-D Exploration, Inc. (Southern) and All Terrain Industries, Inc. (ATI), Texas Corporations acquired in 1999, and N-Vision Energy, Inc. (N-V Energy), a Texas corporation formed in 2000.

N-Vision as a development stage enterprise sought business opportunities and capital from its incorporation, October 22, 1998, until it commenced operations in May 1999 and acquired its two subsidiaries in September 1999.

Southern and ATI lines of business are performing contract seismographic testing for the oil and gas industry and general contract drilling in the mid-west and gulf coast areas of the United States. Their results of operations are included in the accompanying consolidated financial statements for the period from the date of acquisition and account for all the consolidated revenue and substantially all of the operations of the Company.

N-V Energy was formed to identify development drilling and recompletion opportunities in existing oil and gas fields using Southern's seismic technology and plans to commence exploration and development operations in 2001.

NOTE 1 -- NATURE OF BUSINESS AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (continued)

Significant Accounting Policies Of The Company
----------------------------------------------
Basis Of Financial Presentation

The financial statements represent the operations of N-Vision (the Nevada corporation) prior to the date it consummated its merger with Ponder Industries, Inc. The date of the combination was December 19, 2000 but there were no significant events or transactions that occurred in the period between the acquisition date and December 31, 2000, the date of these financial statements.

Principles of Consolidation

The consolidated financial statements include the accounts of the Company and its subsidiaries. Significant inter-company accounts and transactions have been eliminated.

Estimates

The presentation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of the revenues and expenses during the reporting periods. Ultimate actual results could differ from those estimates.

Concentrations of Credit Risk

Financial instruments that potentially subject the Company to concentrations of credit risk consist primarily of trade receivables and cash. The Company places its cash with high quality financial institutions. At times the Company's deposits may exceed federally insured limits of $100,000 but at December 31, 2000 no deposits exceeded the insured limits.

NOTE 1 -- NATURE OF BUSINESS AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (continued)

Concentrations of Credit Risk

Generally, no collateral or other security is required to support customer receivables. To reduce credit risk, a customer's credit history is reviewed before extending credit. In addition, an allowance for doubtful accounts is established based on factors surrounding the credit risk of specific customers, historical trends and other information. Management established an allowance for doubtful accounts at the balance sheet date of $20,848. During 2000 and 1999, 39% and 57% of revenues were attributable to four and two customers, respectively.

Property and Equipment

Property and equipment are stated at cost less accumulated depreciation, which is computed using the straight-line method over lives ranging from five to seven years. In September 1999 N-Vision acquired substantially all of its operating equipment in an all-stock transaction.

Expenditures for major acquisitions and improvements are capitalized while expenditures for maintenance and repairs are charged to operations. The cost of assets sold or retired and any related accumulated depreciation are eliminated from the accounts, and any resulting gain or loss is included in operations.

Cost in Excess of Assets Acquired

Cost in Excess of Assets Acquired is amortized on a straight-line basis over periods ranging from 5 to 20-year periods.

Income Taxes
Federal income taxes are accounted for using a policy that requires the recognition of deferred income taxes and valuation allowances when necessary. Deferred income taxes are recognized for the tax consequences in future years of differences between the tax basis of assets and liabilities and their basis for financial reporting purposes. The differences relate to the use of tax accelerated methods of asset depreciation versus the straight line method used for financial reporting and the cash method of recognizing revenues and expenses for income tax purposes. Recognized amounts of deferred taxes are determined using enacted tax laws and statutory tax rates that are applicable to the periods in which the differences are expected to affect taxable income.

NOTE 1 -- NATURE OF BUSINESS AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (continued)

Income Taxes

Valuation allowances are established when necessary to reduce deferred tax assets to expected realizable amounts. Income tax expense is the tax payable for the period adjusted for the change during the period in deferred tax assets and liabilities.

Statements of Cash Flows

For  purposes  of  the  statement  of  cash  flows,  cash  equivalents   include
short-term, highly liquid investments with maturities of three months or less at the time of acquisition.

Net Loss Per Share

Net loss per share is computed by dividing the net loss by the common and common equivalent shares considered outstanding during each period. Equivalent shares issuable under stock options are determined using the treasury stock method. There is no difference between basic and fully diluted earnings per shares for the periods presented.

Legal Matters

N-Vision is subject to legal proceedings that have arisen in the ordinary course of its business. Such actions are generally asserted property damage claims by landowners where the Company's geophysical testing is conducted. The claims are usually small and are rebilled to the client contracting for the service. In the opinion of management, these actions will not have a material adverse effect upon the financial position of the Company.

Meaning of "From Inception"

In the financial presentation, the term from inception shall mean from the effective inception of N-Vision's business operations, which was on or about May 15, 1999.

NOTE 2 -- GOING CONCERN

At December 31, 2000 the Company's operating expenses have exceeded operating revenues. This cumulative deficit has been funded by open account creditor debt, secured and unsecured loans, common stockholders' cash investment and Common Stock exchanged for property and services.

Although the Company has continued to operate with the above sources of funds through February 2001, it is uncertain whether these same or comparable sources will be available for the full development of its business strategy. The business strategy includes a series of private and public securities offerings to fund corporate growth and business development.

N-Vision's financial statements are prepared using generally accepted accounting principles applicable to a going concern that contemplates the realization of assets and liquidation of liabilities in the normal course of business. However, N-Vision in its business strategy development stage has not established a source of revenues sufficient to cover its operating costs and allow it to continue as a going concern supported by its cash flow from operations. N-Vision is seeking long-term funding through private and public securities offerings. Management believes that sufficient funding will be raised to meet operating needs during the remainder of its current implementation stage.

NOTE 3 -- MERGER AND ACQUISITION ACTIVITY

Southern 3-D Exploration, Inc.

Effective September 1999 N-Vision issued 1,000,000 shares of its Common Stock at par value to acquire Southern and its subsidiary, ATI. The Stock Purchase and Exchange Agreement provided for additional, contingent shares of N-Vision to be issued in connection with the acquisition based on Southern's 1999 operating performance, but no additional shares were required to be issued.

Due to the contingent acquisition purchase price and the post acquisition change in management, this business combination is accounted for by the purchase method of accounting and resulted in $229,876 of cost in excess of assets acquired, which is being amortized over 5 years. The results of operations of Southern are included with the consolidated results of operations beginning September 1, 1999. N-Vision did not incur material liabilities in connection with the acquisition related to discontinuing a business activity or to terminating or relocating employees.

Southern 3-D Exploration, Inc.

The following summarized information is provided on a pro forma basis to present the results of operations for 1999 as if the acquisition had been effected on January 1, 1999.

                                       1999 Pro Forma Results of Operations
                                      --------------------------------------
                               Revenue                             $ 2,086,800
                               Net income (loss)                   $(2,021,833)
                               Earnings (loss) per share           $      (.44)


All Terrain Industries, Inc.

Southern acquired All Terrain in 1998 for $2,500,000 cash, which resulted in a purchased price that was $548,400 in excess of the fair market value of the tangible assets acquired. That excess cost is being amortized over 20 years.

ACE Energy Ltd.
N-Vision entered into an agreement in June 2000 with ACE Energy Ltd., a Texas limited partnership ("Ace"), to acquire certain oil and gas property rights. Upon executing the agreement, the Company assigned and conveyed 150,000 shares of Common Stock to Ace as non-refundable "earnest money." The transaction was not consummated and the common shares were transferred to the holder.

NOTE 4 -- STOCK TRANSACTIONS

Special Purpose Common Stock Issues

Merger and acquisition activity described in Note 3 resulted in the issuance of 1,000,000 shares of Common Stock in 1999. In addition, the Company has issued or agreed to issue Common Stock in satisfaction of certain expenses incurred, as inducements to advance funds to the Company, in connection with Stock Based Compensation arrangements, and as part of particular Investment Units sold in 2000.

Stock for Debt

In September 2000, the Company executed a debt exchange agreement in which its primary lending institution accepted 1,744,624 shares of Common Stock for $1,657,393 of indebtedness (the equivalent of $.95 per common share.). The Company agreed that contemporaneously with a successful proposed private or public offering, it would repurchase the shares sold to the lending institution for $1.25 per common share. If a public offering is not consummated within one year, the Company has committed to assure the aforementioned shares are free of any securities market trading restrictions and the Bank will have the right to sell the stock in the open market.

Investment Units

In 2000 the Company raised $550,000 through the sale of Investment Units, including $300,000 sold for cash and $250,000 exchanged for debt the Company had incurred. Each of the 22 Investment Units sold included a $25,000 Debenture obligation due in two years, 12,500 shares of Common Stock and warrants to purchase an additional 12,500 shares of Common Stock at $1 per share. See the summary below of Warrant activity during 2000 and Note 5 for description of the Debentures.

Stock Based Compensation

N-Vision has issued or agreed to issue Common Stock as part of its compensation package for employees and directors. See the summary below of Stock Option activity during 2000.

Stock Options and Warrants

Stock Option and Stock Warrant activity of the Company during 2000 is summarized as follows:

                                            Shares        2000
                     Price Per   Shares     Expired or    Ending   Expiration
     Recipient        Share      Granted    Exercised     Shares      Date
    -----------      ---------   --------   -----------   -------  -----------
    Stock Options     $  .40     500,000      None        500,000     2005

    Warrants          $ 1.00     275,000      None        275,000     2002

Stock Options and Warrants

The stock options were granted in August 2000 with options for 100,000 common shares going to each of the four principal officers of the Company and options for an aggregate of 100,000 common shares going to three key employees. The options vest 50% immediately, 25% after year one and 25% after year two. The warrants were issued with the 22 Investment Units described above.

Accounting for Option Compensation

The fair value of options granted will be estimated on the date of grant using the Black-Scholes options pricing model, assuming a risk free interests rate of 5.98% for the five year options, no expected dividend yield, the expected life of the options and zero expected volatility. The zero volatility will be assumed because of the lower level of trading shares in the secondary market system.

The Company applies the Accounting Principles Board Opinion No. 25 and related interpretations in accounting for stock option and purchase plans. Accordingly, no compensation cost has been recognized for any stock option agreements. No options were granted in 1999 and options totaling 500,000 shares were granted in 2000. Had compensation cost been determined based upon the estimated fair value at the grant dates for awards under those plans consistent with the method of FASB Statement 123, the Company's net loss and loss per share for the year ended December 31, 2000 would have been as reflected in the pro forma amounts indicated below:



                     Net loss                                    $ (2,044,082)

                     Net loss per common share                   $       (.19)

NOTE 5 -- NOTES PAYABLE, LONG TERM DEBT AND DEBENTURES

Notes payable and long-term debt at December 31, 2000 includes the Bank debt and other obligations to the following institutions and individuals:

Notes Payable to Bank bearing interest at the prime rate plus 1% or
   10 % at December 31, 2000:
         Term loan collateralized by equipment (A)                    $ 625,000
         Term loan collateralized by accounts receivable,
            equipment and intangibles (A)                               302,342

Note payable to stockholder (B)                                         100,000
Note payable to stockholder (C)                                         100,000
Note payable to stockholder (D)                                          10,000

Insurance premiums financed requiring monthly payments
   of about $7,500, bearing interest at 12%                              37,484

Unsecured, interest free demand note payable to a
   corporation controlled by a major stockholder of the Company          20,754
                                                                      ----------
Total notes payable                                                  $1,195,580
                                                                      ==========

(A) The promissory term notes to the bank, which were derivatives of the previously, described debt restructuring, were due December 15, 2000 and were renewed under substantially the same terms until June 15, 2001.

(B) This note bears interest at 7 3/4%, is collateralized by specific equipment and is due January 2001. This loan was renewed on three occasions during 2000 and each renewal included compensatory shares of Common Stock, an aggregate of 100,000 shares for the year. This note was renewed again in January 2001.

(C) This note bears interest at 10%, is subordinated to other debt of the Company and is due June 2001. Principal and accrued interest on the note may be converted, at the holder's option, into Common Stock of the Company at the conversion rate of $0.25 per share.

(D) This represents an advance by a non-affiliate shareholder. It is due on demand without a nominal interest rate but with a compensatory issue of 5,000 shares of the Company's Common Stock.

Automobile Installment Notes

Collateralized automobile installment notes have aggregate monthly payments of approximately $2,800 and bear interest at 9 1/4%. The obligations totaling $45,834 require principal payments of about $27,000 in 2001 with the remainder of the principal balances due in 2002.

Debentures

As described in Note 4, various individuals, Shareholders or vendors acquired N-Vision Investment Units (aggregating $550,000) that included non-assignable, subordinated promissory notes (Debentures). The Debentures are subordinate to other Company notes and contracts and cannot be repaid if the Company is in default in the payment of any of its contractual debt. The Debentures have a nominal interest rate of 14%, can be paid, at the Company's discretion, in stock or cash and are to be repaid within two years of the date the Investment Units were sold.

NOTE 6 -- INCOME TAXES

The following table sets forth a reconciliation of the statutory federal income tax for the years ended December 31, 2000 and 1999.

                                                           2000               1999
                                                          ------             ------

     Loss before income taxes                         $  1,993,045      $    798,774
                                                       ===========        ===========
     Income tax benefit computed at statutory rates       (677,635)         (271,583)

     Increase in valuation allowance                       665,047           270,904

     Permanent differences, nondeductible expenses          12,588               679
                                                       ------------      ------------
     Tax provision                                    $          -       $         -
                                                       ============      ============

No federal income taxes have been paid since the inception of the Company.

Deferred Income Taxes

The tax effects of the temporary differences between reportable financial statement income and taxable income are recognized as a deferred tax asset and liability. Significant components of the deferred tax assets and liabilities are set out below along with a valuation allowance to reduce the net deferred tax asset to zero.

In order to comply with generally accepted accounting principles, management has decided to establish the valuation allowance because of the potential that the tax benefits underlying deferred tax asset may not be realized.

                                                           2000          1999
                                                          ------        ------
Deferred tax asset:

     Net operating loss carryforwards                 $   771,424   $   283,877

     Conversion to cash basis for tax reporting                 -        10,390
                                                         --------     ---------
     Total deferred tax asset                             771,424       294,267
                                                         --------     ---------
Deferred tax liability:

     Recognizing more depreciation for tax reporting
       purposes than for financial reporting purposes       3,890        23,363

     Conversion to cash basis for tax reporting           102,487             -
                                                         --------     ---------
     Total deferred liability                             106,377        23,363
                                                         --------     ---------
     Net tax asset                                        665,047       270,904

     Valuation allowance                                 (665,047)     (270,904)
                                                         --------     ---------
     Net deferred taxes                               $         -      $      -
                                                         ========     =========

Net Operating Loss Carryforwards

The tax asset recognized above for the future use of net operating loss carryforwards ("NOL") is available primarily because of N-Vision's acquisition of Southern in September 1999. As of December 31, 2000 the Company has a cumulative NOL for federal income tax purposes of approximately $2,982,000 and an NOL for alternative minimum tax purposes of approximately the same amount. These carryforwards expire in years 2019 and 2020 Internal Revenue Code Section 382 limits future use of NOLs of acquired companies approximately ($713,000 of the Company's NOL arise from the Southern acquisition).

NOTE 7 -- RELATED PARTY TRANSACTIONS

At December 31, 2000 and 1999 the Company had a non-interest bearing note payable of $20,754 issued to a company owned primarily by a Common Stock stockholder. During 1999 this debt was reduced $44,500 with the transfer of certain operating equipment to the stockholder.

On August 31, 2000, the Company made a pro-rata share distribution of 818,825 shares to the existing shareholders for the purpose of compensating them for the dilution attributable to an additional special share allotment necessary in the Ponder Industries, Inc. merger. The shares distributed were equal to 10% of the recorded shares outstanding on that date. See note on Ponder Industries, Inc. merger.

In December 2000, four officer shareholders received 502,200 shares of Common Stock as partial compensation for their services as Company executives and directors. The Company has deferred $209,000 in earned executive compensation to be paid in the future as funds become available.

The Company leases its equipment yard storage facility from a Common Stock holder for $3,056 a month.

NOTE 8 -- COMMITMENTS

The Company leases its operating and administrative facilities on both month-to-month and long-term arrangements. Its equipment storage facility in southeast Texas is leased for $3,056 on a month-to-month basis from an employee stockholder. In Addition, the Company leases the following from outside parties:

         Facility               Basis of Contract      Monthly    Future Commitment
        ----------             -------------------    ---------  -------------------

     Executive office            Month-to-month       $  1,100         None

     Administrative office       To April 30, 2003
                                                      $  3,690    Year 2001 - $45,800
                                                         3,766    Year 2002 - $47,016
                                                         3,918    Year 2001 - $15,672


NOTE 9 -- SUBSEQUENT EVENTS

Letter of Commitment to Raise Capital

On March 7, 2001, the Company engaged a New York financial advisor and securities placement agent to assist in raising up to $25,500,000 in long-term equity or equity linked capital to finance the acquisition of oil and gas properties and meeting general corporate needs. The agent received a $25,000 retainer with the execution of the agreement. Then, after 30 days, they will receive $10,000 monthly for services rendered, be reimbursed for out-of-pocket expenses and upon the successful completion of the placement memorandum be paid $50,000 in cash bonuses. The engagement letter provides that the agent and advisor will receive a cash success fee of up to 5% of the funds raised and warrants to acquire Common Stock equal to 5% of the number of shares outstanding after the offering, exercisable at the placement offering price.

Letter of Intent to Acquire Oil and Gas Company

On March 1, 2001, the Company issued a letter of intent to acquire an Oklahoma oil and gas production company for $12,000,000 in cash at the time of closing but shall be subject to the outcome of a third party reservoir engineering report, the eliminating certain low yield production and an assessment of development potential and drilling in progress. The effective date of the transfer of ownership is to be April 1, 2001 with a proposed closing date of May 1, 2001.